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Exhibit 4.1

07 4036074524
COMMON STOCK		COMMON STOCK
NUMBER		SHARES

WYN	[WYNN RESORTS LOGO] WYNN RESORTS

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA		SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 6/22/02		6/22/02
/s/ MARC H. RUBINSTEIN SECRETARY	[WYNN RESORTS, LIMITED NEVADA CORPORATE SEAL 2002]	/s/ STEPHEN A. WYNN CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED WELLS FARGO BANK MINNESOTA, N.A. TRANSFER AGENT AND REGISTRAR BY /s/ L.M. KAUFMAN
AUTHORIZED SIGNATURE

WYNN RESORTS, LIMITED

        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TCN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			(cust)		(Minor)
under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT	—		Custodian	(Until age ____ )
(cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed	THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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Exhibit 4.1